UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): April 27, 2026

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) German American Bancorp, Inc. (the “Company”) held its annual meeting of shareholders on April 27, 2026.

(b) At the close of business on March 4, 2026, the record date for the annual meeting, 37,575,555 of the Company’s common shares were issued and outstanding, with each share being entitled to one vote. A total of 30,516,860 of the Company’s shares of common stock, or 81.2% of the shares entitled to vote, were represented at the annual meeting.

The matters voted upon at the annual meeting and the final results were as follows:

1.Election of four (4) directors to serve until the 2029 annual meeting of shareholders.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Angela Curry	23,026,936	463,261	7,026,663
M. Darren Root	23,088,767	401,430	7,026,663
Andrew M. Seger	23,206,290	283,907	7,026,663
Tyson J. Wagler	21,128,773	2,361,424	7,026,663

Each director nominee was elected to the Company’s Board of Directors by a plurality of the votes              cast among all nominees.

2.Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,753,668	462,521	274,008	7,026,663

The compensation of the Company’s named executive officers received the support of a majority of the votes cast.

3.Approval, on an advisory basis, of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2026.

Votes For	Votes Against	Votes Abstained
30,004,324	282,741	229,795

The appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2026 received the support of a majority of the votes cast.

4.Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock which it is authorized to issue from 45,000,000 shares to 90,000,000 shares.

Votes For	Votes Against	Votes Abstained
29,379,272	845,030	292,558

The amendment to the Company’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock from 45,000,000 to 90,000,000 was approved by a majority of the votes cast.

(c) Not applicable.

(d) Not applicable.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026	By:	GERMAN AMERICAN BANCORP, INC. /s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer